SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 24, 2004
                                                   -----------------


                           MOTORSPORTS EMPORIUM, INC.
             (Exact name of Registrant as specified in its charter)

                                     Nevada
          (State or other jurisdiction of Incorporation or organization


              0-32323                                   20-1217659
 ---------------------------------          ----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

10631 E. Running Deer Trail, Scottsdale, Arizona                        85262
------------------------------------------------                        -----
(Address of principal executive offices)                             (Zip Code)

                                 (480) 419-8607
              (Registrant's telephone number, including area code)


                                 Ten Stix, Inc.
          (Former name or former address, if changed since last report)


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
Item 1.01.  Entry into a Material Definitive Agreement.

     Agreement to Purchase Assets of ScaleCars, Ltd.
     -----------------------------------------------

     The Registrant, through its wholly-owned subsidiary, Scottsdale Diecast, Inc. ("Scottsdale Diecast"), an Arizona corporation, entered into that certain Asset Purchase Agreement with ScaleCars, Ltd. ("ScaleCars"), a Nevada corporation, effective as of November 23, 2004. (See Item 2.01 below).

Item 2.01.  Completion of Acquisition or Disposition of Assets.

     Acquisition of All Business Assets of ScaleCars, Ltd.
     -----------------------------------------------------

     The Registrant, through its wholly-owned subsidiary, Scottsdale Diecast, entered into an Asset Purchase Agreement (the "Agreement") with ScaleCars, effective as of November 23, 2004, which acquisition closed on November 24, 2004. Pursuant to the terms of the Agreement, the Registrant acquired all of the business assets of ScaleCars, in consideration of (a) $166,919.89, evidenced by a Promissory Note executed by Scottsdale Diecast in favor of ScaleCars and (b) 4,900,000 restricted common shares of the Registrant.

     Concurrently with the execution of the Agreement, Scottsdale Diecast executed a Commercial Lease, effective as of November 23, 2004, under which Scottsdale Diecast shall lease from Ron Adams, approximately 2,800 square feet of retail space in the building where the ScaleCars business is conducted, for a term of one year commencing on December 1, 2004.

     Copies of the Asset Purchase Agreement, the Promissory Note and Commercial Lease are attached hereto and incorporated by reference.

Item 3.01.  Unregistered Sale of Equity Securities.

     As set forth above, in conjunction with the purchase of the assets of Scalecars through its wholly-owned subsidiary, Scottsdale Diecast, the Registrant issued 4,900,000 restricted shares of common stock to Scalecars. The shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal
           Year

     On December 2, 2003, the Registrant, filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of Nevada changing its name from Ten Stix, Inc., to "Motorsports Emporium, Inc." A copy of the Certificate of Amendment to the Articles of Incorporation, are attached hereto.


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
Item 9.01.  Financial Statements and Exhibits.

                (c) Exhibits.

               3.1  Certificate of Amendment to Articles of Incorporation;

               10.1 Asset Purchase Agreement dated November 23, 2004;


               10.2 Promissory Note dated November 23, 2004, executed by
                    Scottsdale Diecast, Inc. in favor of ScaleCars, Ltd.

               10.3 Commercial Lease dated November 23, 2004, between Ron Adams and Scottsdale Diecast, Inc.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.


                                        Motorsports Emporium, Inc.
                                        (Registrant)


Date: December 3, 2004                  /S/ David Keaveney
                                        ---------------------------------------
                                        By: David Keaveney
                                        Its:  President and CEO


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